Exhibit 24

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Marc D. Rome or, in his absence or inability to act, Sherri J. Baker or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 18, 2026

/s/ Alexander Toeldte
Alexander Toeldte

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Marc D. Rome or, in his absence or inability to act, Sherri J. Baker or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 18, 2026

/s/ John J. Corkrean
John J. Corkrean

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Marc D. Rome or, in his absence or inability to act, Sherri J. Baker or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 18, 2026

/s/ Joe W. Laymon
Joe W. Laymon

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Marc D. Rome or, in his absence or inability to act, Sherri J. Baker or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 18, 2026

/s/ Ann C. Nelson
Ann C. Nelson

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Marc D. Rome or, in his absence or inability to act, Sherri J. Baker or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 18, 2026

/s/ John P. O'Donnell
John P. O'Donnell

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Marc D. Rome or, in his absence or inability to act, Sherri J. Baker or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 18, 2026

/s/ Christine M. Vickers Tucker
Christine M. Vickers Tucker

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Marc D. Rome or, in his absence or inability to act, Sherri J. Baker or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 18, 2026

/s/ Jeanne M. Hillman
Jeanne M. Hillman